UNITED STATES
SECURITIES
AND EXCHANGE
COMMISSION
WASHINGTON,
DC 20549
FORM
8-K
CURRENT
REPORT
Pursuant
to Section 13
or 15(d)
of the
Securities
Exchange
Act of 1934
Date of
Report (Date of
earliest event
reported):
July 21, 2026
CAPITAL CITY BANK GROUP, INC.
(Exact
name
of registrant
as specified
in its charter)
Florida
0-13358
59-2273542
(State
of Incorporation)
(Commission
File Number)
(IRS Employer
Identification
No.)
217 North Monroe Street,
Tallahassee
,
Florida
32301
(Address of
principal
executive
offices)
(Zip Code)
Registrant's
telephone
number,
including area
code:
(
850
)
402-7821
(Former Name
or Former Address,
if Changed
Since Last Report)
Check
the appropriate
box below if the
Form 8-K filing is intended
to simultaneously
satisfy
the filing obligation of
the registrant
under any
of the
following provisions (see General
Instruction
A.2. below):
☐
Written
communications
pursuant
to Rule 425
under the
Securities Act (17 CFR 230.425)
☐
Soliciting material
pursuant
to Rule 14a-12
under the
Exchange
Act (17 CFR 240.14a
-12)
☐
Pre-commencement
communications
pursuant
to Rule 14d-2(b)
under the
Exchange
Act (17 CFR 240.14d
-2(b))
☐
Pre-commencement
communications
pursuant
to Rule 13e-4(c)
under the
Exchange
Act (17 CFR 240.13e
-4(c))
Securities
registered
pursuant
to Section
12(b) of
the Act:
Title
of each class
Trading Symbol(s) Name of each exchange on which registered
Common Stock, Par value $0.01
CCBG
Nasdaq Stock Market
, LLC
Indicate
by check
mark
whether the
registrant is
an emerging growth company as
defined
in Rule 405 of
the Securities Act of
1933
(§230.405
of this chapter)
or Rule 12b-2
of the
Securities Exchange
Act of 1934
(§240.12b
-2 of this chapter).
Emerging
growth company
☐
If an
emerging growth company,
indicate
by check
mark
if the registrant
has
elected not
to use the
extended
transition
period for
complying with
any
new or revised financial
accounting
standards
pursuant
to Section
13(a)
of The
Exchange
Act.
☐

CAPITAL
CITY BANK
GROUP,
INC.
FORM
8-
K
CURRENT
REPORT
Item 2.02.
Results of
Operations and
Financial
Condition.
On July 21,
2026,
Capital
City Bank
Group, Inc. (“CCBG”)
issued an
earnings press release
reporting
CCBG’s
financial
results for
the three
and
six month
periods
ended
June 30,
2026.
A copy of
the press release
is attached
as Exhibit
99.1 hereto
and
incorporated
herein by reference.
The information
furnished under
Item 2.02 of
this Current Report,
including
the Exhibits
attached
hereto, shall not be deemed
“filed”
for purposes
of Section
18 of
the Securities Exchange
Act of 1934,
nor shall it be deemed
incorporated
by reference
in any
filing under
the Securities
Act of 1933,
except
as shall be
expressly set forth
by specific reference
in such filing.
Item 9.01.
Financial
Statements
and Exhibits.
(d)
Exhibits .
Item
No.
Description
of Exhibit
99.1
Press release, dated July 21, 2026
104
Cover Page
Interactive
Data
File
(embedded
within the Inline XBRL document)
Exhibit
99.1 referenced
herein, contains
“forward
-looking statements”
within the meaning,
and
protections,
of Section
27A
of the
Securities Act
of 1933,
as amended,
and
Section 21E
of the
Securities Exchange
Act of 1934,
as amended,
including,
without limitation,
statements
about
future
financial
and
operating
results, economic
and
seasonal
conditions
in CCBG’s
markets,
and
improvements
to reported
earnings that
may
or may
not be
realized, as well as statements
with respect to
CCBG’s
objectives,
strategic
plans, expectations
and
intentions
and
other statements
that
are not
historical facts.
Actual
results may
differ from
those set
forth
in the forward
-looking statements.
Forward-looking
statements
include statements
with respect to CCBG’s
beliefs, plans, objectives,
goals, expectations,
anticipations,
assumptions,
estimates
and
intentions
about
future
performance
and
involve known
and
unknown
risks,
uncertainties
and other
factors,
which may
be beyond
CCBG’s control,
and
which may
cause
the actual
results, performance
or achievements
of CCBG or its wholly-owned
banking
subsidiary,
Capital
City Bank,
to be materially
different
from
future
results, performance
or achievements
expressed
or implied by such
forward
-looking statements.
You
should not
expect
CCBG
to update
any
forward
-looking statements.

SIGNATURES
Pursuant
to the
requirements
of the
Securities Exchange
Act of 1934,
the Registrant
has
duly caused
this report to be
signed
on its behalf
by the
undersigned hereunto
duly authorized.
CAPITAL
CITY BANK
GROUP,
INC.
Date:
July 21, 2026
By:
/s/ Jeptha
E. Larkin
Jeptha
E. Larkin,
Executive
Vice President
and
Chief Financial
Officer